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                                                                  EXHIBIT 10.18
                                                                  -------------


                            ASSET TRANSFER AGREEMENT
                            ------------------------

              THIS ASSET TRANSFER AGREEMENT (the "Agreement") is entered into by and between MAGNETEC CORPORATION, a Connecticut corporation ("Magnetec"), and TRIDEX CORPORATION, a Connecticut corporation ("Tridex").

              WHEREAS, Magnetec desires to transfer to Tridex and Tridex desires to acquire from Magnetec all of the assets owned and used by Magnetec in Magnetec's ribbon business (the "Ribbon Business").

              NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

              1. TRANSFER OF ASSETS. (a) Magnetec hereby agrees to transfer to Tridex, at the Closing (as defined in Section 7.1) all of Magnetec's right, title and interest in and to the assets of Magnetec listed on
          SCHEDULE 1 attached hereto, which constitute all of the equipment, inventory (whether components, work-in progress or finished goods), unfilled customer purchase orders, accounts receivable, packaging, sales literature and other supplies used by Magnetec exclusively in the conduct of the Ribbon Business (the "Assets").

              (b) The Assets are being transferred to Tridex "as is" and "where is" without any warranties of quality or fitness except as hereinafter set forth.

              2. ASSUMPTION OF LIABILITIES. Tridex hereby agrees to assume all liabilities and obligations of Magnetec (a) for accrued but unused vacation days as set forth on SCHEDULE 2(a) attached hereto, due to employees engaged in the Ribbon Business who, in connection with the Closing, cease to be employees of Magnetec and become employed by Tridex and (b) under any purchase orders submitted by customers of Magnetec as set forth on SCHEDULE 2(b) attached hereto which remain unperformed or unfilled at the time of the Closing and are assigned to Tridex by Magnetec.

              3. CONSIDERATION FOR TRANSFER OF ASSETS. Tridex and Magnetec agree that, at Closing, Magnetec shall accept, in consideration for the transfer of the Assets, cancellation of intercompany indebtedness, owed by Magnetec to Tridex, in an amount equal to the book value of the Assets at the date of the closing. Tridex and Magnetec acknowledge that such book value was approximately $228,000 at June 29, 1995.


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              4. REPRESENTATIONS AND WARRANTIES OF MAGNETEC.  Magnetec
          represents and warrants to Tridex as follows:

                   4.1 CORPORATE STATUS. Magnetec is a corporation duly organized, validly existing and in good standing under the laws of the State of Connecticut.

                   4.2 DUE AUTHORIZATION. The entry by Magnetec into this Agreement and the transfer of the Assets to Tridex hereunder have been duly authorized by all requisite corporate action.

                   4.3 TITLE TO ASSETS. Magnetec has good and marketable title to the Assets free and clear of all liens and encumbrances (except for a lien on the Assets held by Fleet Bank, National Association pursuant to an Amended and Restated Credit Agreement dated as of December 15, 1995 and last amended on March 15, 1996 (the "Credit Agreement")).

                   4.4 CONDITION OF ASSETS. The inventory included in the Assets is of a quality useable and saleable in the ordinary course of business. All other tangible personal property, including manufacturing equipment, transferred hereunder is in reasonably good operating condition and repair, subject to normal wear.

                   4.5 SUFFICIENCY OF ASSETS. The Assets transferred by Magnetec to Tridex pursuant to this Agreement constitute all of the assets used by Magnetec exclusively in the conduct of the Ribbon Business and, in combination with the services to be provided by Magnetec to Tridex pursuant to a Manufacturing Services Agreement, in the form attached hereto as EXHIBIT 7.2(b) (the "Manufacturing Services Agreement"), are sufficient to conduct the Ribbon Business as presently conducted by Magnetec.

              5.   Representations and Warranties of Tridex.
                   ----------------------------------------

                   5.1 CORPORATE STATUS. Tridex is a corporation duly organized, validly existing and in good standing under the laws of the State of Connecticut.

                   5.2 DUE AUTHORIZATION. The entry by Tridex into this Agreement and the transfer of the assets from Magnetec to Tridex hereunder has been duly authorized by all requisite corporate action.


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              6.   Conditions Precedent to Closing.
                   -------------------------------

                   6.1 Conditions Precedent to Tridex's Closing.
                       ----------------------------------------

              The obligations of Tridex under this Agreement are subject to the satisfaction, at or before the Closing, of the conditions set out below.

                   (a) ACCURACY OF REPRESENTATIONS. All representations and warranties made by Magnetec in this Agreement will be true as of the Closing as though made at that time.

                   (b) ABSENCE OF LITIGATION. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or its consummation, will have been instituted or threatened as of the Closing.

                   (c) BANK CONSENT. Fleet Bank, National Association shall have consented to the transactions contemplated by this Agreement, including but not limited to the transactions under the Manufacturing Services Agreement.

                   6.2 Conditions Precedent to Magnetec's Closing.
                       ------------------------------------------

              The obligations of Magnetec under this Agreement are subject to the satisfaction, at or before the Closing, of the conditions set out below.

                   (a) ACCURACY OF REPRESENTATIONS. All representations and warranties made by Tridex in this Agreement will be true as of the Closing as though made at that time.

                   (b) ABSENCE OF LITIGATION. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or its consummation, will have been instituted or threatened as of the Closing.

                   (c) BANK CONSENT. Fleet Bank, National Association shall have consented to the transactions contemplated by this Agreement, including but not limited to the transactions under the Manufacturing Services Agreement.


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              7.   Closing.
                   -------

                   7.1    Time and Place.
                          --------------

                   The transfer of the Assets by Magnetec to Tridex (the "Closing") shall take place on September 27, 1996 at the offices of Magnetec, 7 Laser Lane, Wallingford, Connecticut at 10:00 a.m., or at such other time and place as the parties shall mutually agree, but in no event later than December 31, 1996.

                   7.2    Magnetec's Obligations at Closing.
                          ---------------------------------

                   At the Closing, Magnetec will deliver to Tridex the following documents:

              (a) An Assignment and Assumption Agreement, in substantially the form attached hereto as EXHIBIT 7.2(a) (the "Assignment and Assumption Agreement"), duly executed by Magnetec, assigning and transferring to Tridex all of Magnetec's right, title and interest in and to the customer purchase orders which remain unfilled or unperformed as of the date of the Closing.

              (b) The Manufacturing Services Agreement, in substantially the form attached hereto as EXHIBIT 7.2(b), duly executed by Magnetec, regarding the provision of services to Tridex by Magnetec with respect to the operation of the Ribbon Business.

              (c) An Instrument of Transfer, in substantially the form attached hereto as EXHIBIT 7.2(c), transferring the Assets from Magnetec to Tridex.

                   7.3    Tridex's Obligation at Closing.
                          ------------------------------

              At the Closing, Tridex will deliver to Magnetec the following:

              (a) The Assignment and Assumption Agreement, duly executed by Tridex.

              (b)  The Manufacturing Services Agreement, duly executed by
          Tridex.

              (c)  Proof of cancellation of indebtedness by Tridex.


              8. FURTHER ASSURANCES. Magnetec and Tridex will execute and deliver such additional documents and take such additional actions as may be necessary to carry out the transactions contemplated by this Agreement.


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              9.  TITLES.  The title of this Agreement and the titles of sections and subsections, and of exhibits, are for convenience of reference only and will not be considered in the construction or interpretation hereof.

              10. SURVIVAL. All representations, warranties and agreements contained in this Agreement will survive for six (6) months from the date of the Closing.

              11. ENTIRE AGREEMENT. This Agreement and the schedules hereto constitute the entire agreement and understanding between the parties in respect of the subject matter hereof and supersede any prior or contemporaneous agreement or understanding between the parties, written or oral, which relates to the subject matter hereof.

              12. SUCCESSORS AND ASSIGNS. References in this Agreement to the parties hereto will be deemed to include their successors and permitted assigns and this Agreement will be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

              13. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

              14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

              15. AMENDMENTS. This Agreement may be amended or modified only by a written instrument signed by the parties hereto.

              IN WITNESS WHEREOF, the parties have executed this Agreement on the _______ day of July, 1996.

                                            MAGNETEC CORPORATION



                                            By:____________________________

                                            Title:_________________________

                                            TRIDEX CORPORATION


                                            By:____________________________

                                            Title:_________________________



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